EXHIBIT 10.1
Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

AMENDMENT NUMBER 37

TO

SPECIAL BUSINESS PROVISIONS (SBP) MS-65530-0016

BETWEEN

THE BOEING COMPANY

AND

SPIRIT AEROSYSTEMS, INC.

This Amendment (“Amendment”) to Special Business Provisions MS-65530-0016 is entered into as of the date of last signature below between The Boeing Company, a Delaware Corporation ("Boeing"), and SPIRIT AEROSYSTEMS, INC, Wichita, Kansas (“Seller”). Boeing and Seller sometimes are referred to herein individually as a “Party” and collectively as the “Parties.”
RECITALS

A.
The Parties entered into Special Business Provisions MS-65530-0016, dated June 16, 2005, (the “SBP”) and the General Terms Agreement BCA-65530-0016, dated June 17, 2005, (the “GTA”), and including any Amendments to the SBP and GTA (collectively the “Sustaining Agreement”).

B.	The most recent amendment to the SBP is Amendment 36, entered into June 30, 2018.

C.
The Parties entered into a Memorandum of Agreement on June 30, 2018, in which they agreed to, inter alia, a Recurring and Non-Recurring pricing agreement for 767 Section 41 one piece integration work statement.

D.	The Parties wish to amend the SBP to reflect the above and the Parties’ settlement on the price adjustment as specifically set forth herein.
AGREEMENT
Now, therefore, in consideration of the mutual covenants set forth herein, the Parties agree as follows:

1.	Add the following items to the existing TABLE OF CONTENTS of the SBP:

US:163906565v1

Special Business Provisions
MS-65530-0016
Amendment No. 37

3.3.4.10    767 One Piece SOW Tooling
3.3.7        767 One Piece SOW Nonrecurring Pricing
3.4.2.2    Delivery Point and Schedule for 767 One Piece SOW
3.8        767 One Piece SOW Special Provisions

2.	The list of “Amendments” within the Sustaining SBP is hereby deleted and replaced in its entirety as follows:
AMENDMENTS

Amend Number	Description	Date	Approval
1	Revise Company name from Mid-Western Aircraft Systems Incorporated to Spirit AeroSystems throughout document. Update attachments 1, 2, 4, 14 and 16.	2/23/2006	H. McCormick R. Stone
2	Incorporate CCNs as listed in Amendment 2, Attachment A, includes addition of new section 12.19, modification to sections 3.4.9, 12.16 and 32.0. Updates to attachments 1, 2, 6, 7, 15, 16, 19 and 20.	4/11/2007	H. McCormick J. Edwards
3	Incorporate CCNs as listed in Amendment 3, Attachment A. Updates to attachments 1, 2, 7, 14, 15, 16 and 22.	11/28/2007	H. McCormick J. Edwards
4	Incorporate CCNs as listed in Amendment 4, Attachment A. Updates to Attachments 1, 2, 7, 14, 15, 16. Incorporate Attachment 1A per CCN 508, 1328.	7/8/2008	S.Hu W. Wallace
5	Incorporate CCNs as listed in Amendment 5, Attachment A, includes addition of new section 12.3.1.1 Updates to Attachments 1, 2, 7, 14, 15, 16, 20.	6/22/2009	S. Hu R. Stone

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Special Business Provisions
MS-65530-0016
Amendment No. 37

6	Incorporate CCNs as listed in Amendment 6, Attachment A. Updates to Attachments 1, 2, 4, 7, 9, 10, 14, and 16. Incorporate Attachment 9 per CCN 2385.	11/23/2010	S. Hu M. Milan
7
Incorporate CCNs as listed in Amendment 7, Attachment A, includes addition of new section 12.13.3.1. Updates to Attachments 1, 2, 4, 7, 9, 14, and 16. Incorporate Attachment 1B per CCN 4212 and Attachment 23 per the 767-2C MOA.
		7/29/2011	S. Hu M. Milan
8	Incorporate CCNs as listed in Amendment 8, Attachment A, includes revisions to section 7.9 and 12.13.1.1. Updates to Attachments 1, 2, 4, 7, 9, 14, 15, and 16.	2/6/2013	C. Howell M. Milan
9	Incorporate Attachment 25 - 737 Max Titanium Inner Wall Agreement.	9/4/2014	E. Flagel M. Milan
10	Incorporate Attachment 26-737 Derailment.	9/2/2014	B. Folden R. Ast
11	Incorporate Attachment 27 -737-MAX Non Recurring Agreement, and Attachment 28 737/747/767/777 Pricing Agreement. Updates Section 4.1 Attachment 4, Section B.1, Attachments 9 and 15.	3/10/2015	C.Howell R. Ast
12	Delete and replace Attachment 25, Section 3.0.	4/9/2015	K. Drawsky R. Ast

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Special Business Provisions
MS-65530-0016
Amendment No. 37

13	Incorporate CCNs as listed in Amendment 13, Attachment A. Updates to Attachments 1, 2, 7, 9, 14, and 16.	1/4/2016	L.Taylor K. Leyba
14	Incorporate Attachment 25, Addendum 1.	4/21/2015	D. Blaylock R. Grant
15	NULL
16	NULL
17	Incorporate Attachment 29 - 777X Non-Recurring Agreement.	12/23/2015	A. Lucker E. Bauer
18	NULL
19	NULL
20	737 MAX Inner Wall.	12/17/2015	S. Garcia-Deleone J. Reed
21	Revisions to Attachment 27. 737 MAX Non-Recurring Agreement.	5/9/2016	D. Blaylock R. Grant
22	737 Max Composite Inner Wall Line Movement.	11/2/2016	D. Blaylock E. Bossier
23	737 MAX 9 INITIAL and CIW Line [*****] Tooling Incentive Agreement.	12/16/2016	D. Blaylock E. Bossler
24	Incorporate CCNs as listed in Amendment 23, Attachment A. Updates to Attachments 1,2,7,9, and 14.	12/20/2016	L. Taylor K. Leyba

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Special Business Provisions
MS-65530-0016
Amendment No. 37

25	Revisions to Attachment 27, 737 MAX Non-Recurring.	3/16/2017	D. Blaylock E. Bossler
26	Revisions to Attachment 27, 737 MAX Non-Recurring Agreement.	3/23/2017	D. Blaylock E. Bossler
27	Incorporate Attachment 30, “737 NG / MAX Vapor Barrier Agreement”, updates to Attachment 1 and 9.	3/31/2017	B. Edwards K. Clark
28	Revisions to Attachment 29, 777X NRE Agreement.	6/22/2017	K. O’Connell C. Green
29	Revisions to Attachment 27, 737 MAX Non-Recurring Agreement.	7/20/2017	D. Blaylock E. Bossler
30
Delete and Replace SBP Sections 4.1, 4.1.1, 5.1.1, 5.2.1, 7.2, 8.0, 12.11, and 12.13.1.1 and SBP Attachments 1, 1B, 10 Section A10.2.10, 15, 16, 22, 27, and 29.
Delete and Reserve SBP Attachments 1C, 20, and 28.
Incorporate SBP Attachment 1D and 31.
		9/29/2017	B. Edwards W. Wilson
31	Revisions to Attachment 27, 737-8 Rate Tooling Incentive Agreement.	10/18/2017	D. Blaylock E. Bossler
32	Revisions to Attachment 27, 737 MAX Non-Recurring Agreement.	11/15/2017	D. Blaylock E. Bossler
33	Revisions to Attachment 27, 737 MAX Non-Recurring Agreement.	11/29/2017	D. Blaylock E. Bossler
34	Revisions to Attachment 27, 737-10 Non-Recurring Non-Tooling.	2/23/2018	D. Blaylock E. Bossler
35	Revisions to Attachment 27, 737-9 Rate Tooling [*****].	4/18/2018	D. Blaylock E. Bossler
36	Revisions to Attachment 27, 737-10 Wing NRE.	6/20/2018	D.Blaylock E.Bossler

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Special Business Provisions
MS-65530-0016
Amendment No. 37

37
Incorporation of new Sections: 3.3.4.10 767 One Piece SOW Tooling, 3.3.7 767 One Piece SOW NonRecurring Pricing, 3.4.2.2 Delivery Point and Schedule for 767 One Piece SOW and 3.8 767 One Piece Statement of Work Special Provisions. Updates to Sections 7.1, Attachment 1 and 9.
	8/17/18	H. Langowski R. Grant

3.	A new SBP Section, 3.3.4.10, is hereby added as follows:

3.3.4.10    767 One Piece SOW Tooling

Seller will provide yearly 767 One Piece SOW Tooling Certified Tool Lists, for tools completed in 2018 and 2019, no later than December 31st of each respective year. The above payments are not contingent upon CTL submittals by Seller for approval by Boeing.
Boeing will provide a LCF transportation tooling fixture and all required certificates.
Seller will follow existing approval processes for CAT 1 and CAT 2 767 One Piece SOW Tooling.

4.	A new SBP Section, 3.3.7, is hereby added as follows:

3.3.7    767 One Piece SOW Nonrecurring Pricing

The 767 One Piece SOW is for the integration of Section 41 defined per drawing [*****] as modified by PRR [*****] - S 41 Integration, PRR [*****] - Side Panels & ARRP, PRR [*****] - Lower Lobe, PRR [*****] - Cab, and End Item Verification Plan [*****] (the “767 One Piece SOW.”)

Boeing will pay Seller a total amount of $[*****] for the 767 One Piece SOW Nonrecurring Work as follows:

a.	$[*****] has been paid for Seller’s previously completed pre-implementation efforts, including:
i. $[*****] that was paid in two installments of $[*****] in [*****] and $[*****] in [*****].

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Special Business Provisions
MS-65530-0016
Amendment No. 37

ii. A Purchase Order for $[*****] will be released by Boeing on or before [*****], upon signature of Contract Change Notice (“CCN”) 11572;

b.	$[*****] to be paid by Boeing and received by Seller in the [*****] of [*****];

c.	$[*****] to be paid by Boeing and received by Seller in the [*****] of [*****]; and

d.	No submission of actuals by Seller or verification by Boeing is required for the Nonrecurring Work payments as described above.

5.	A new SBP Section, 3.4.2.2, is hereby added as follows:
3.4.2.2    Delivery Point and Schedule for 767 One Piece SOW
The 767 One Piece SOW FOB point and title transfer of the End Item from Seller to Boeing shall occur upon loading of the End Item onto the Shipping Mechanical Equipment (“SME”) prior to the End Item being moved out of the Seller’s integration facility by Boeing or its contracted transportation company, provided that there are no ITAR and/or non-US person restrictions. If there are restrictions that do not allow for title transfer inside Seller’s 767 integration facility, then Boeing and Seller will develop a mutually agreed plan for transportation and title transfer, which may result in Seller asserting for an equitable adjustment to schedule or price or both.

Boeing will provide an empty SME at least two (2) manufacturing days prior to the then-current 767 master schedule FOB date.
Boeing will amend the Large Cargo Freighter (LCF) Shipping Documents (as specified in a-j below) by the end of [*****]. The LCF is defined as a modified 747 that is used to transport the 767 One Piece SOW. Seller shall be able to assert for any Change to said documents; no SBP change thresholds shall apply. The Documents to be updated are:
a. [*****] Cargo Control - 747-400 Large Cargo Freighter
b. [*****] Packaging Materials and Processes

c. [*****] Allowable Cargo - 747-400 Large Cargo Freighter

d. [*****] LCF Transportation Integration Process

e. [*****] Lower Lobe Operations 747-400 Large Cargo Freighter

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Special Business Provisions
MS-65530-0016
Amendment No. 37

f. [*****] Airframe Wiring Assembly and Installation Protection

g. [*****] 747-400 LCF Shipping Mechanical Equipment

h. [*****] Weight and Balance Compliance

i. [*****] SME Trouble Report Communication Process

j. [*****] 747-400 LCF Flammability Acceptance Criteria

6.	A new SBP Section, 3.8, is hereby added as follows:
3.8     767 One Piece SOW Special Provisions

a.
Seller will commence delivery of the 767 One Piece Statement of Work at line unit [*****], unless otherwise mutually agreed, and will continue to deliver the 767 One Piece Statement of Work through [*****] units, from and including the line unit of incorporation.

b.
Seller shall deliver part number [*****] (“End Item”) as the fully integrated 767 Section 41 incorporating the 767 One Piece Statement of Work. For purposes of the Changes thresholds in the SBP, the Cab, Lower Lobe, Left Panel, Right Panel, and 767 Integration will be treated as separate values.

c.
Boeing and Seller will mutually develop a suitable delivery plan for the Aerial Refueling Receptacle Panel (“ARRP”) supporting the schedule load requirements for line unit [*****] and thereafter or as otherwise mutually agreed.

d.	Boeing and Seller will develop a mutually agreed onsite support plan in Wichita including necessary planning and preparation activities leading up to and through the first [*****] End Items.

e.	Boeing will pay Seller an increased recurring price per shipset to compensate for the 767 One Piece Statement of Work as set forth in SBP Attachment 1 Exhibits D, D1, E1, as follows:
a.    $[*****] per shipset for the first [*****] units; and

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Special Business Provisions
MS-65530-0016
Amendment No. 37

b.    $[*****] per shipset for units [*****] to [*****].

f.	Boeing will order [*****] units of 767 Section 41 at an increased incremental price of $[*****] per shipset before [*****].

7.	SBP Section 7.1 is hereby amended by deleting and replacing the section in its entirety as follows:
7.1        Price Adjustment for Changes
If any individual Change increases or decreases the cost or time required to perform this contract, Boeing and Seller shall negotiate in good faith an equitable adjustment in the price or schedule for recurring and nonrecurring work, or both, to reflect the increase or decrease subject to the following provisions: (i) Seller shall be responsible for absorbing the cost of Seller generated changes to meet requirements and specifications of the Program Statement of Work (PSOW) as described in this SBP and as existing prior to the Change; and (ii) Seller shall be responsible for absorbing the cost of changes required to correct Seller’s deficiencies related to any delegated engineering part (statement of work) of Seller.
Any Boeing-driven Change to the 767 One Piece Statement of Work occurring to any of the first [*****] End Items shall not be subject to the Changes thresholds as described in the SBP. Thereafter, Changes shall be subject to the SBP.

8.	SBP Attachment 1 is hereby amended by deleting and replacing Exhibits D, D.1, and E.2 in their entirety as follows:
SBP Attachment 1 Exhibit D “767 Product Pricing Roll Up” is hereby deleted and replaced it in its entirety with a new SBP Attachment 1 Exhibit D, attached hereto as Exhibit A.1.
SBP Attachment 1 Exhibit D.1 “767 Detailed Part List Pricing (Excludes Loose Ship Parts)” is hereby deleted and replaced it in its entirety with a new SBP Attachment 1 Exhibit D.1, attached hereto as Exhibit A.2.
SBP Attachment 1 Exhibit E.2 “767-2C Section 41 Product Pricing” is hereby deleted and replaced it in its entirety with a new SBP Attachment 1 Exhibit E.2, attached hereto as Exhibit A.3.

9.	SBP Attachment 9, “NON-RECURRING AGREEMENTS,” is hereby amended to include the 767 One Piece SOW Work Transfer.

10.	All other provisions of the SBP shall remain unchanged and in full force and effect.

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Special Business Provisions
MS-65530-0016
Amendment No. 37

11.
This Amendment constitutes the complete and exclusive Agreement between the Parties with respect to the topics set forth herein. It cancels and supersedes all previous agreements between the Parties relating thereto, whether written or oral.

12.	This Amendment shall be governed by the internal laws of the State of Washington without reference to any rules governing conflict of laws.

IN WITNESS THEREOF, the duly authorized representatives of the Parties have executed this Amendment No. 37 as of the last date of signature below.

The Boeing Company		Spirit AeroSystems, Inc
Acing by and through its division
Boeing Commercial Airplanes

By:	/s/ Helena Langowski	By:	/s/ Ryan Grant
Name:	Helena Langowski	Name:	Ryan Grant
Title:	Contracts Procurement Agent	Title:	Sr. Contract Specialist I
Date	August 17, 2018	Date	August 17, 2018

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Special Business Provisions
MS-65530-0016
Amendment No. 37

EXHIBIT A.1 TO SBP AMENDMENT NO. 37
Attachment 1 Exhibit D
767 Product Pricing Roll Up
Excludes Loose Ship Parts

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Special Business Provisions
MS-65530-0016
Amendment No. 37

EXHIBIT A.2 TO SBP AMENDMENT NO. 37
Attachment 1 Exhibit D.1
767 Detailed Part List Pricing (Excludes Loose Ship Parts)

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials:

Special Business Provisions
MS-65530-0016
Amendment No. 37

EXHIBIT A.3 TO SBP AMENDMENT NO. 37
Attachment 1 Exhibit E.2
767-2C Section 41 Product Pricing
(Reference SBP Attachment 23)

Seller Name: Spirit AeroSystems Inc.
Seller Initials: Boeing Initials: